EXHIBIT (21)
THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
Subsidiaries of the Registrant
AB Tudor Hellesens [Sweden]
AG für Aetherische Oele [Switzerland]
Agile Pursuits, Inc. [Ohio]
Alejandro Llauro E. Hijos S.A.I.C. [Argentina]
An-Pro Company [Ohio]
Atkinsons of London Ltd. [U.K.]
B&C International Co. (BVI) Ltd. [British Virgin Islands]
B.V.B.A. Intercosmetic S.P.R.L. [Belgium]
Beauty Center AG [Russia]
Becruz, S.A. de C.V. [Mexico]
Belcosa Distribuidora de Cosmeticos Ltda. [Brazil]
Belfam Industria Cosmetic S.A. [Brazil]
Betrix Cosmetic GmbH [Germany]
Braun (Shanghai) Co., Ltd. [China]
Braun (Shanghai) International Trading Co., Ltd. [China]
Braun de Mexico y Compania de C.V. [Mexico]
Braun Espanola, Sociedad Anonima [Spain]
Braun GmbH [Germany]
Braun Oral-B Ireland Limited [Ireland]
Braun-Gillette Immobilien GmbH & Co. KG [Germany]
CAMADA Grundstücks-GmbH & Co. OHG [Germany]
Celtic Insurance Company Limited [Bermuda]
Chemlog LLC [Ohio]
Chemo Laboratories Manufacturing [Malaysia]
China Battery Limited [Hong Kong]
Clairol Brasil Higiene e Cosmeticos Ltda [Brazil]
Clairol Limited [U.K.]
Clivia Publicidade Ltda. [Brazil]
Colfax Laboratories (India) Ltd. [India]
Colton Razor Blade Company [Massachusetts]
Compania Giva, S.A. [Delaware]
Compania Interamericana Gillette, S.A. [Panama]
Compania Procter & Gamble Mexico, S. de R.L. de C.V. [Mexico]
Compañia Quimica S.A. [Argentina]
Consumer Studies, Inc. [Massachusetts]
Corporativo Procter & Gamble, S. de R.L. de C.V. [Mexico]
Corpydes S.A. de C.V. [Mexico]
Cosmetic Products Pty. Ltd. [Australia]
Cosmetic Research Bureau, Inc. [Delaware]
Cosmetic Suppliers Pty. Ltd. [Australia]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

EXHIBIT (21)
THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
Subsidiaries of the Registrant
Cosmetics Beauty Inc. [New Jersey]
Cosmital S.A. [Switzerland]
Cosmonor Distribuidora de Cosméti [Brazil]
Cosmopolitan Cosmetics (Pty) Ltd. [South Africa]
Cosmopolitan Cosmetics China Ltd. [Hong Kong]
Cosmopolitan Cosmetics GmbH [Germany]
Cosmopolitan Cosmetics Inc. [Florida]
Cosmopolitan Cosmetics International GmbH & Co. oHG [Germany]
Cosmopolitan Cosmetics K.K. [Japan]
Cosmopolitan Cosmetics Korea Co., [Republic of Korea]
Cosmopolitan Cosmetics Ltd. [Hong Kong]
Cosmopolitan Cosmetics S.r.l. [Italy]
Cosmoresearch Co. Ltd. [Japan]
Crest Toothpaste Inc. [Canada]
Detergent Products A.G. [Switzerland]
Deutsche Procter & Gamble Unternehmensbeteiligungs GmbH & Co. Operations oHG [Germany]
Deutsche Procter & Gamble Unternehmensbeteiligungs GmbH [Germany]
Dicosma Distribuidora de Cosmétic [Brazil]
Dictus Grundstücks-Verwaltungsges [Germany]
Dietmar Bt. [Hungary]
District Pet Imaging, LLC [Ohio]
Duracell (1993) Ltd. [U.K.]
Duracell (China) Ltd. [China]
Duracell Batteries B.V.B.A. [Belgium]
Duracell Batteries Ltd. [U.K.]
Duracell do Brasil Industria e Comercio Ltda. [Brazil]
Eastern European Supply Company [Ukraine]
Eau de Cologne- & Parfumerie-Fabrik GmbH [Germany]
Ecopan Inc. [Panama]
Empresa de elaboracion, importacion, y venta de productos Gillette, S.A. de C.V. [Guatemala]
Ensambles de Silleria de Mexico S.A. de C.V. [Mexico]
Escada Cosmetics Ltd [Republic of Korea]
Eurocos Cosmetic GmbH [Germany]
European Beauty Products (U.K.) Limited [U.K.]
Explotadora de Inmuebles Magdalena, S.A. [Mexico]
Feraris BT [Hungary]
FF Trademark, LLC [Delaware]
Finco do Brasil Fomento Comercial Ltda. [Brazil]
FINCO HOLDINGS (BVI) Inc. [British Virgin Islands]
Fine Beauty Care (Pte) Ltd. [Namibia]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

EXHIBIT (21)
THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
Subsidiaries of the Registrant
FINPAR-Finco do Brasil Participac [Brazil]
Finpark [U.K.]
Finusa S.A. [Argentina]
F-Net Co., Ltd. [Japan]
Foreign Company “Procter & Gamble” [Belarus]
Fountain Square Music Publishing Co., Inc. [Ohio]
Frederic Fekkai & Co., LLC [Delaware]
Frederic Fekkai & Company (Soho), LLC [New York]
Frederic Fekkai (Mark NY), LLC [Delaware]
Frederic Fekkai Beverly Hills, LLC [Calfornia]
Frederic Fekkai Dallas, LLC [Delaware]
Frederic Fekkai Greenwich, LLC [Delaware]
Frederic Fekkai Las Vegas, LLC [Delaware]
Frederic Fekkai Melrose Place, LLC [California]
Frederic Fekkai New York, LLC [New York]
Frederic Fekkai NY II, LLC [Delaware]
Frederic Fekkai Palm Beach, LLC [Florida]
Frederic Holding Co. [Delaware]
Frederic Holding Co. [Delaware]
Frederic, LLC [Delaware]
Fruehling Cosmetics Co. Ltd. [Thailand]
Fujian Nanping Nanfu Battery Co., Ltd. [China]
Gala Cosmetics International Limited [U.K.]
Gala Marketing [Ukraine]
Gala of London Limited [U.K.]
Garrity Industries Inc. [Connecticut]
Gilfin B.V. [Netherlands]
Gilfin Holding B.V. [Netherlands]
Gillette (China) Ltd. [China]
Gillette (Malaysia) Sdn. Berhad [Malaysia]
Gillette (Philippines) Inc. [Philippines]
Gillette (Shanghai) Ltd. [China]
Gillette (Shanghai) Sales Company Limited [China]
Gillette (Thailand) Limited [Thailand]
Gillette Aesop Ltd. [U.K.]
Gillette Argentina Holding LLC [Delaware]
Gillette Argentina S.A. [Argentina]
Gillette Australia Pty. Ltd. [Australia]
Gillette Bangladesh Private Ltd. [Bangladesh]
Gillette Belgium Holding LLC [Delaware]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

EXHIBIT (21)
THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
Subsidiaries of the Registrant
Gillette Berlin Holding GmbH [Germany]
Gillette Canada Holdings, Inc. [Delaware]
Gillette Canada Overseas Holding Company [Canada]
Gillette CEEMEA Holding, LLC [Ohio]
Gillette Central Services Limited [U.K.]
Gillette China Investment Ltd. [Bermuda]
Gillette Commercial Operations North America [Massachusetts]
Gillette Czech and Ukraine Holding, LLC [Ohio]
Gillette de Mexico, Inc. [Delaware]
Gillette de Mexico, S. de R.L. de C.V. [Mexico]
Gillette del Uruguay, S.A. [Uruguay]
Gillette Deutschland GmbH & Co. oHG [Germany]
Gillette Distribution Ltd. [Egypt]
Gillette Diversified Operations Pvt. Ltd. [India]
Gillette Dominicana, S.A. [Dominican Republic]
Gillette Egypt S.A.E. [Egypt]
Gillette European Services Centre Ltd. [U.K.]
Gillette Financial Holding B.V. [Netherlands]
Gillette Fountain LLC [Delaware]
Gillette GOK Holding LLC [Ohio]
Gillette Group (Europe) Holding B.V. [Netherlands]
Gillette Group (S.E.A.) Pte. Ltd. [Singapore]
Gillette Group India Private Limited [India]
Gillette Group U.K. Ltd [U.K.]
Gillette Gruppe Deutschland GmbH & Co. oHG [Germany]
Gillette Holding Company, Inc. [Delaware]
Gillette Holding GmbH [Germany]
Gillette Hong Kong Limited [Hong Kong]
Gillette India Limited [India]
Gillette Industries Ltd. [U.K.]
Gillette International B.V. [Netherlands]
Gillette Ireland Limited [Ireland]
Gillette Korea Holding B.V. [Netherlands]
Gillette Lanka (Private) Ltd. [Sri Lanka]
Gillette Latin America Holding B.V. [Netherlands]
Gillette Management (S.E.A.) Pte. Ltd. [Singapore]
Gillette Management LLC [Delaware]
Gillette Morocco SAS [Morocco]
Gillette Nova Scotia Company [Canada]
Gillette Pakistan Limited [Pakistan]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

EXHIBIT (21)
THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
Subsidiaries of the Registrant
Gillette Petersburg Investment Inc. [Delaware]
Gillette Poland International sp. z.o.o. [Poland]
Gillette Poland S.A. [Poland]
Gillette Products Private Limited [India]
Gillette Puerto Rico LLC [Puerto Rico]
Gillette Safety Razor Company [Massachusetts]
Gillette Sanayi ve Ticaret A.S. [Turkey]
Gillette Southern Cone, LLC [Ohio]
Gillette Stationery Benelux B.V. [Netherlands]
Gillette Taiwan, LLC [Delaware]
Gillette U.K. Limited [U.K.]
Gillette Ukraine LLC [Ukraine]
Gillette Verwaltungs GmbH [Germany]
Gillette Worldwide Holding LLC [Delaware]
Giorgio Beverly Hills, Inc. [Delaware]
Global Business Services de Costa Rica Limitada [Costa Rica]
Graham Webb International, Inc. [Delaware]
Greshem Cosmetics Pty. Ltd [Australia]
Grupo Gillette, S. de R.L. de C.V. [Mexico]
Handelsmaatschappij Van Ravensberg [Netherlands]
HDS Cosmetics Lab Inc. [Delaware]
Herman Lepsøe A/S [Norway]
Hikari Biyo Kagaku Co. Ltd. [Japan]
Humatro Corporation [Delaware]
Hyginett KFT [Hungary]
Iams Argentina S.A. [Argentina]
Iams Chile Limitada [Chile]
Iams do Brasil Comercial, Exportadora e Importadora Ltda. [Brazil]
Iams Europe B.V. [Netherlands]
Iams Global, Inc. [Ohio]
Iams Japan K.K. [Japan]
Iams Mexico, S. de R.L. de C.V. [Mexico]
Iams New Zealand Limited [New Zealand]
Iams Pet Food International N.V. [Netherlands]
Iams Pet Imaging, Inc. [Ohio]
Iams Pet Imaging, LLC [Ohio]
Iams S. Africa Pty. [S. Africa]
Iams U.K. Limited [U.K.]
Industrias Modernas, S.A. [Guatemala]
Industries Marocaines Modernes [Morocco]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

EXHIBIT (21)
THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
Subsidiaries of the Registrant
Inmobiliaria Procter & Gamble de Venezuela, S.C.S. [Venezuela]
Inmobiliaria Procter & Gamble de Venezuela, S.R.L. [Venezuela]
Intercosmetic BVBA [Belgium]
Interkosmetic Gesellschaft m.b.H. [Austria]
Intpropco S.A. [Switzerland]
Inverta Verwaltungs GmbH [Germany]
Ipse Beteiligungsgesellschaft mbH [Germany]
Juvian Fabric Care Corporation [Ohio]
Kadabell GmbH & Co. KG [Germany]
Kadabell GmbH [Germany]
Komal Manufacturing Chemists Ltd. [India]
Labocos S.r.l. [Italy]
Laboratorios Vicks, S.L. [Spain]
Liberty Street Music Publishing Company, Inc. [Ohio]
Limited Liability Company ‘Procter & Gamble Trading Ukraine’ [Ukraine]
LLC “Gillette Group” [Russia]
LLC “Procter & Gamble Manufacturing Istra” [Russia]
LLC “Procter & Gamble Novomoskovsk” [Russia]
LLC “Procter & Gamble Services” [Russia]
LLC “Procter & Gamble” [Russia]
Londa GmbH [Germany]
Londa Kosmetika SAO [Russia]
Londa Rothenkirchen Produktions G [Germany]
Malabar (HK) Corporation Limited [Hong Kong]
Marcosma Distribuidora de Cosméti [Brazil]
Marcvenca Inversiones, C.A. [Venezuela]
Max Factor & Co. (U.K.) Ltd. [Bermuda]
Max Factor & Co. [Delaware]
Merveille S.A. [Switzerland]
Metropolitan Cosmetics GmbH [Germany]
Metropolitan Cosmetics Pte. Ltd. [Singapore]
Midway Holdings Ltd. [Cayman Islands]
Millstone Coffee, Inc. [Washington]
Mining Consultants (India) Private Ltd. [India]
Mir Kosmetiki [Russia]
Modern Hairdressing Supplies Pty [South Africa]
Modern Holdings (Pty) Ltd. [South Africa]
Modern Industrial Products FZE [United Arab Emirates]
Modern Industries Company — Dammam [Saudi Arabia]
Modern Industries Company — Jeddah [Saudi Arabia]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

EXHIBIT (21)
THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
Subsidiaries of the Registrant
Modern Products Company — Jeddah [Saudi Arabia]
Muelhens GmbH & Co. KG [Germany]
Neoblanc-Produtos de Higiene e Limpeza Lda. [Portugal]
Nexus Mercantile Private Ltd. [India]
Noon-in-China, LLC [Delaware]
North Carolina Pet Imaging, LLC [Ohio]
Noxell Corporation [Maryland]
Olay LLC [Puerto Rico]
Ondabel S.A. [Argentina]
Ondal France E.u.r.l. [France]
Ondal USA, Inc. [Delaware]
Ondelle S.A.(Pty) Ltd. [South Africa]
OOO “Capella” [Russia]
OOO “P&G Prestige Products” [Russia]
OOO “Procter & Gamble Distributorskaya Compania” [Russia]
OOO “Russwell” [Russia]
OOO P&G Distribution Co. [Russia]
Oral-B (Shanghai) Ltd. [China]
Oral-B Laboratories Dublin LLC [Delaware]
Oral-B Laboratories International LL C[Delaware]
Oral-B Laboratories Islands Ltd. [Cayman Islands]
Oral-B Laboratories Ltd. [U.K.]
Oral-B Laboratories Newbridge LLC [Delaware]
Oral-B Laboratories [Delaware]
P & G Prestige Beauté GmbH [Germany]
P&G Bath Luxuries Ltd. [U.K.]
P&G Holding B.V. [Netherlands]
P&G Holding Company S.R.L. [Argentina]
P&G Indochina [Vietnam]
P&G Industrial Peru S.R.L. [Peru]
P&G Inversiones S.A. [Argentina]
P&G Investments Limited [Costa Rica]
P&G Israel Enterprise 2005 Ltd. [Israel]
P&G Israel M.D.O. Ltd. [Israel]
P&G K.K. [Japan]
P&G Kobe Yugen Kaisha [Japan]
P&G Northeast Asia Pte. Ltd. [Singapore]
P&G Prestige Beaute S.A.R.L. [Switzerland]
P&G Prestige Products A/S [Denmark]
P&G Prestige Products AG [Switzerland]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

EXHIBIT (21)
THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
Subsidiaries of the Registrant
P&G Prestige Products B.V. [Netherlands]
P&G Prestige Products GmbH [Austria]
P&G Prestige Products GmbH [Germany]
P&G Prestige Products Ltd. [U.K.]
P&G Prestige Products N.V. [Belgium]
P&G Prestige Products S.A.S. [France]
P&G Prestige Products, Inc. [Connecticut]
P&G Servicios S.A. [Argentina]
P&G South African Trading (Pty.) Ltd. [South Africa]
P&G-Clairol, Inc. [Delaware]
Pacific Beauty Care Pte. Ltd. [Singapore]
PADOS Grundstücks-Vermietungsgese [Germany]
Palo Co. Ltd. [Japan]
Papierhygiene GmbH [Germany]
Parfums Rochas S.A.S. [France]
Parkfin [U.K.]
Phase II Holdings Corporation [Philippines]
PL Battery BVBA [Belgium]
PPProducts SARL [Switzerland]
PPS Hairwear Australia Pty. Ltd. [Australia]
Procter & Gamble (Chengdu) Ltd. [China]
Procter & Gamble (China) Ltd. [China]
Procter & Gamble (East Africa) Limited [Kenya]
Procter & Gamble (Egypt) Manufacturing Company [Egypt]
Procter & Gamble (Enterprise Fund) Limited [U.K.]
Procter & Gamble (Guangzhou) Ltd. [China]
Procter & Gamble (Health & Beauty Care) Limited [U.K.]
Procter & Gamble (L&CP) Limited [U.K.]
Procter & Gamble (Malaysia) Sdn Bhd [Malaysia]
Procter & Gamble (Manufacturing) Ireland Limited [Ireland]
Procter & Gamble (NBD) Pty. Ltd. [Australia]
Procter & Gamble (Shanghai) International Trade Company Ltd. [China]
Procter & Gamble (Vietnam) Ltd. [Vietnam]
Procter & Gamble (Yemen) Ltd. [Yemen]
Procter & Gamble Acquisition GmbH [Germany]
Procter & Gamble Albania Ltd. [Albania]
Procter & Gamble Algeria EURL [Algeria]
Procter & Gamble Amazon Holding B.V. [Netherlands]
Procter & Gamble Amiens S.A.S. [France]
Procter & Gamble Argentina Sociedad Colectiva [Argentina]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

EXHIBIT (21)
THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
Subsidiaries of the Registrant
Procter & Gamble Asia Holding B.V. [Netherlands]
Procter & Gamble Asia Pte. Ltd. [Singapore]
Procter & Gamble Australia Holding, LLC [Ohio]
Procter & Gamble Australia Proprietary Limited [Australia]
Procter & Gamble Austria GmbH [Austria]
Procter & Gamble Azerbaijan Services LLC+A38 [Azerbaijan]
Procter & Gamble Bangladesh Private Ltd. [Bangladesh]
Procter & Gamble Belize Ltda. [Belize]
Procter & Gamble Blois S.A.S. [France]
Procter & Gamble Bolivia S.R.L. [Bolivia]
Procter & Gamble Braun de Mexico Holding, LLC [Ohio]
Procter & Gamble Brazil Holdings B.V. [Netherlands]
Procter & Gamble Bulgaria EOOD [Bulgaria]
Procter & Gamble Business Services Canada Company [Canada]
Procter & Gamble Canada Holding B.V. [Netherlands]
Procter & Gamble Central & Eastern Europe GmbH [Germany]
Procter & Gamble Chemical Services Pte. Ltd. [Singapore]
Procter & Gamble Chile Holding Ltda. [Chile]
Procter & Gamble Chile, Inc. [Ohio]
Procter & Gamble Colombia Ltda. [Colombia]
Procter & Gamble Comercial Limitada [Chile]
Procter & Gamble Commercial de Cuba, S.A. [Cuba]
Procter & Gamble Commercial LLC [Puerto Rico]
Procter & Gamble Czech Holding B.V. [Netherlands]
Procter & Gamble Czech Republic s.r.o.A492 [Czech Republic]
Procter & Gamble d.o.o. za trgovinu [Croatia]
Procter & Gamble Danmark ApS [Denmark]
Procter & Gamble de Nicaragua y Compania Ltda. [Nicaragua]
Procter & Gamble de Venezuela, S.C.A. [Venezuela]
Procter & Gamble de Venezuela, S.R.L. [Venezuela]
Procter & Gamble Detergent (Beijing) Ltd. [China]
Procter & Gamble Development Company A.G. [Switzerland]
Procter & Gamble Distributing (HK) Limited [Hong Kong]
Procter & Gamble Distributing (Philippines) Inc. [Philippines]
Procter & Gamble Distributing New Zealand [New Zealand]
Procter & Gamble Distribution Company (Europe) BVBA [Belgium]
Procter & Gamble Distribution S.R.L. [Romania]
Procter & Gamble do Brasil S/A [Brazil]
Procter & Gamble do Brazil, LLC [Delaware]
Procter & Gamble do Nordeste S/A [Brazil]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

EXHIBIT (21)
THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
Subsidiaries of the Registrant
Procter & Gamble DS Polska Spolka z.o.o. [Poland]
Procter & Gamble Eastern Europe, LLC [Ohio]
Procter & Gamble Ecuador Cia. Ltda. [Ecuador]
Procter & Gamble Egypt Distribution [Egypt]
Procter & Gamble Egypt Holding [Egypt]
Procter & Gamble Egypt Supplies [Egypt]
Procter & Gamble Egypt [Egypt]
Procter & Gamble Energy Company LLC [Ohio]
Procter & Gamble Espana S.A. [Spain]
Procter & Gamble Estonia Ltd. [Estonia]
Procter & Gamble Eurocor N.V. [Belgium]
Procter & Gamble Europe N.V. [Belgium]
Procter & Gamble Europe SA [Switzerland]
Procter & Gamble European Supply Company BVBA [Belgium]
Procter & Gamble Export Operations SARL [Switzerland]
Procter & Gamble Export-FZE [United Arab Emirates]
Procter & Gamble Exports, S. de R.L. [Panama]
Procter & Gamble Far East, Inc. [Ohio]
Procter & Gamble Finance (Canada) Limited Partnership [Canada]
Procter & Gamble Finance (U.K.) Ltd. [U.K.]
Procter & Gamble Financial Services Holding Sarl [Luxembourg]
Procter & Gamble Financial Services Ltd. [Ireland]
Procter & Gamble Finland OY [Finland]
Procter & Gamble Food Products SARL [Switzerland]
Procter & Gamble France S.A.S. [France]
Procter & Gamble FSC (Barbados) Inc. [Barbados]
Procter & Gamble Ghana, Ltd. [Ghana]
Procter & Gamble Global Holdings Ltd. [Bermuda]
Procter & Gamble GmbH [Germany]
Procter & Gamble Grundstucks-und Vermogensverwaltungs GmbH & Co. KG [Germany]
Procter & Gamble Gulf FZE [United Arab Emirates]
Procter & Gamble Hair Care, LLC [Delaware]
Procter & Gamble Health and Beauty Care-Europe Limited [U.K.]
Procter & Gamble Hellas Ltd. [Greece]
Procter & Gamble Higiene e Cosmeticos Limitada [Brazil]
Procter & Gamble Holding (HK) Limited [Hong Kong]
Procter & Gamble Holding (Thailand) Limited [Thailand]
Procter & Gamble Holding France S.A.S. [France]
Procter & Gamble Holding GmbH [Germany]
Procter & Gamble Holding S.r.l. [Italy]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

EXHIBIT (21)
THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
Subsidiaries of the Registrant
Procter & Gamble Holdings (U.K.) Ltd. [U.K.]
Procter & Gamble Holdings Limited [Ireland]
Procter & Gamble Holdings Singapore Pte. Ltd. [Singapore]
Procter & Gamble Home Products Limited [India]
Procter & Gamble Hong Kong Limited [Hong Kong]
Procter & Gamble Hungary Wholesale Trading Partnership (KKT) [Hungary]
Procter & Gamble Hygiene & Health Care Limited [India]
Procter & Gamble Inc. [Canada]
Procter & Gamble India Holdings B.V. [Netherlands]
Procter & Gamble India Holdings, Inc. [Ohio]
Procter & Gamble Industrial Colombia Ltda. [Colombia]
Procter & Gamble Industrial de Guatemala, S.A. [Guatemala]
Procter & Gamble Industrial e Comercial Ltda. [Brazil]
Procter & Gamble Industrial S.C.A. [Venezuela]
Procter & Gamble Interamericas de Costa Rica, Limitada [Costa Rica]
Procter & Gamble Interamericas de El Salvador, Limitada de Capital Variable [El Salvador]
Procter & Gamble Interamericas de Guatemala, Limitada [Guatemala]
Procter & Gamble Interamericas de Honduras, S. de R.L. [Honduras]
Procter & Gamble Interamericas de Panama, S. de R.L. [Panama]
Procter & Gamble International Finance Funding General Management S.a.r.l. [Luxembourg]
Procter & Gamble International Funding SCA [Luxembourg]
Procter & Gamble International Operations Pte. Ltd. [Singapore]
Procter & Gamble International Operations S.A. [Switzerland]
Procter & Gamble International S.a.r.l. [Luxembourg]
Procter & Gamble Investment Company (UK) Ltd. [U.K.]
Procter & Gamble Investment GmbH [Germany]
Procter & Gamble Investments Limited [Ireland]
Procter & Gamble Ireland Limited [Ireland]
Procter & Gamble Italia, S.p.A. [Italy]
Procter & Gamble Jamaica Ltd. [Jamaica]
Procter & Gamble Japan K.K. [Japan]
Procter & Gamble Kazakhstan LLP [Kazakhstan]
Procter & Gamble Korea IE, Co. [Korea]
Procter & Gamble Korea Inc. [Korea]
Procter & Gamble Korea S&D Co. [Korea]
Procter & Gamble Latin America Holding B.V. [Netherlands]
Procter & Gamble Leasing LLC [Ohio]
Procter & Gamble Levant S.A.L. [Lebanon]
Procter & Gamble Limitada [Chile]
Procter & Gamble Limited Liability Company [Uzbekistan]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

EXHIBIT (21)
THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
Subsidiaries of the Registrant
Procter & Gamble Limited [U.K.]
Procter & Gamble Luxembourg Finance S.a.r.l. [Luxembourg]
Procter & Gamble Luxembourg Global S.a.r.l. [Luxembourg]
Procter & Gamble Manufactura, S. de R.L. de C.V. [Mexico]
Procter & Gamble Manufacturing (Thailand) Limited [Thailand]
Procter & Gamble Manufacturing (Tianjin) Co. Ltd. [China]
Procter & Gamble Manufacturing Belgium N.V. [Belgium]
Procter & Gamble Manufacturing GmbH [Germany]
Procter & Gamble Manufacturing SA [South Africa]
Procter & Gamble Manufacturing Ukraine [Ukraine]
Procter & Gamble Marketing & Commercial Activities d.o.o. Ljubljana [Slovenia]
Procter & Gamble Marketing and Services d.o.o. [Serbia and Montenegro]
Procter & Gamble Marketing DOOEL Skopje [Macedonia]
Procter & Gamble Marketing Latvia Ltd. [Latvia]
Procter & Gamble Marketing Romania SRL [Romania]
Procter & Gamble Maroc [Morocco]
Procter & Gamble Mataro, S.L. [Spain]
Procter & Gamble Materials Management Czech Republic s.r.o. [Czech Republic]
Procter & Gamble Materials Management Romania S.R.L. [Romania]
Procter & Gamble Max Factor Godo Kaisha [Japan]
Procter & Gamble Mexico Holding B.V. [Netherlands]
Procter & Gamble Moldova SRL [Moldova]
Procter & Gamble N.S. Holding Company [Canada]
Procter & Gamble Nederland B.V. [Netherlands]
Procter & Gamble Netherland Services B.V. [Netherlands]
Procter & Gamble Neuilly S.A.S. [France]
Procter & Gamble Nigeria Limited [Nigeria]
Procter & Gamble Nordic LLC [Ohio]
Procter & Gamble Norge AS [Norway]
Procter & Gamble NPD, Inc. [Ohio]
Procter & Gamble Operations Polska-Spolka z o.o. [Poland]
Procter & Gamble Orleans S.A.S. [France]
Procter & Gamble Overseas Canada B.V. [Netherlands]
Procter & Gamble Overseas India B.V. [Netherlands]
Procter & Gamble Overseas Ltd. [U.K.]
Procter & Gamble Pakistan (Private) Limited [Pakistan]
Procter & Gamble Peru S.R.L. [Peru]
Procter & Gamble Pet Care (Australia) Pty. Ltd. [Australia]
Procter & Gamble Pharmaceuticals [Germany]
Procter & Gamble Pharmaceuticals Canada, Inc. [Canada]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

EXHIBIT (21)
THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
Subsidiaries of the Registrant
Procter & Gamble Pharmaceuticals France [France]
Procter & Gamble Pharmaceuticals Iberia, S.L. [Spain]
Procter & Gamble Pharmaceuticals Longjumeau S.A.S. [France]
Procter & Gamble Pharmaceuticals N.V. [Belgium]
Procter & Gamble Pharmaceuticals Nederland B.V. [Netherlands]
Procter & Gamble Pharmaceuticals Puerto Rico LLC [Puerto Rico]
Procter & Gamble Pharmaceuticals SARL [Switzerland]
Procter & Gamble Pharmaceuticals U.K. Limited [U.K.]
Procter & Gamble Pharmaceuticals, Inc. [Ohio]
Procter & Gamble Pharmaceuticals-Germany GmbH [Germany]
Procter & Gamble Philippines, Inc. [Philippines]
Procter & Gamble Platform, Inc. [Ohio]
Procter & Gamble Polska-Spolka z o.o [Poland]
Procter & Gamble Porto, Lda. [Portugal]
Procter & Gamble Portugal S.A. [Portugal]
Procter & Gamble Prestige Product [Portugal]
Procter & Gamble Prestige Products Polska-Spolka z o.o. [Poland]
Procter & Gamble Prestige Products S.A. [Portugal]
Procter & Gamble Prestige Products S.A. [Spain]
Procter & Gamble Product Supply (U.K.) Limited [U.K.]
Procter & Gamble Productions, Inc. [Ohio]
Procter & Gamble Quimica Ltda. [Brazil]
Procter & Gamble RHD, Inc. [Ohio]
Procter & Gamble RSC Regional Service Company Ltd. [Hungary]
Procter & Gamble S.r.l. [Italy]
Procter & Gamble Santiago Inversiones S.A. [Chile]
Procter & Gamble Satis ve Dagitim Ltd. Sti. [Turkey]
Procter & Gamble Senegal S.a.r.l. [Senegal]
Procter & Gamble Service GmbH [Germany]
Procter & Gamble Services (Switzerland) SA [Switzerland]
Procter & Gamble Services Company N.V. [Belgium]
Procter & Gamble Services LT [Lithuania]
Procter & Gamble Services Ltd. [Kenya]
Procter & Gamble Servicios Latinoamerica, S.C.A. [Venezuela]
Procter & Gamble Servicios Latinoamerica-1, S.R.L. [Venezuela]
Procter & Gamble Singapore Investment Pte. Ltd. [Singapore]
Procter & Gamble Singapore Pte. Ltd. [Singapore]
Procter & Gamble South Africa Proprietary Limited [South Africa]
Procter & Gamble South America Holding B.V. [Netherlands]
Procter & Gamble Sri Lanka Private Ltd. [Sri Lanka]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

EXHIBIT (21)
THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
Subsidiaries of the Registrant
Procter & Gamble Sverige AB [Sweden]
Procter & Gamble Switzerland SARL [Switzerland]
Procter & Gamble Taiwan Limited [Taiwan]
Procter & Gamble Technical Centers Limited [U.K.]
Procter & Gamble Technology (Beijing) Co., Ltd. [China]
Procter & Gamble Trading (Thailand) Limited [Thailand]
Procter & Gamble Trading International S.a.r.l. [Switzerland]
Procter & Gamble Trgovaeko Drustvo d.o.o. Sarajevo [Bosnia]
Procter & Gamble Tuketim Mallari Sanayii A.S. [Turkey]
Procter & Gamble U.K. [U.K.]
Procter & Gamble Ukraine [Ukraine]
Procter & Gamble Unternehmensbeteiligungs GmbH & Co. Operations oHG [Germany]
Procter & Gamble Verwaltungs GmbH [Germany]
Procter & Gamble, Spol. s.r.o. (Ltd.) [Slovak Republic]
Procter & Gamble-Rakona s.r.o. [Czech Republic]
Productos Cosméticos S.L. [Spain]
Productos Sanitarios Sociedad Colectiva [Argentina]
Professional Care Logistics, S.L. [Spain]
Progam Realty & Development Corporation [Philippines]
Promotora de Bienes y Valores, S. de R.L. de C.V. [Mexico]
PT Cosmopolitan Cosmetic [Indonesia]
PT Kosmindo [Indonesia]
PT Mawar Sejati [Indonesia]
PT Procter & Gamble Home Products Indonesia [Indonesia]
PT Procter & Gamble Indonesia [Indonesia]
PUR Water Purification Products, Inc. [Ohio]
Redmond Products, Inc. [Minnesota]
Richardson-Vicks do Brasil Quimica e Farmacêutica Ltda [Brazil]
Richardson-Vicks Real Estate Inc. [Ohio]
Riverfront Music Publishing Co., Inc. [Ohio]
Rosemount Corporation [Delaware]
RPI Management, Inc. [Nevada]
R-V Chemicals Holdings Ltd. [Ireland]
S.C. Detergenti S.A. [Romania]
S.C. Wella Romania S.R.L. [Romania]
S.P.F. Beauté S.A.S. [France]
Salon Debut [Russia]
Salon Service Genova SrL [Italy]
San Francisco Pet Imaging, Inc. [California]
San Francisco Pet Imaging, LLC [Ohio]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

EXHIBIT (21)
THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
Subsidiaries of the Registrant
Scannon GmbH [Germany]
Scannon S.A. [France]
Scannon S.A.S. [France]
Sebastian Europe GmbH [Germany]
Sebastian International, Inc. [California]
Series Acquisition B.V. [Netherlands]
Series Overseas Investment Ltd. [Bermuda]
Shulton (Great Britain) Ltd. [U.K.]
Shulton, Inc. [New Jersey]
Sigma Cosmetica International S.A [Uruguay]
Societe Immobiliere Les Colombettes, S.A. [Switzerland]
Star Parfums GmbH [Germany]
Star Parfums Verwaltungs GmbH [Germany]
Sulcosma Distribuidora de Cosméti [Brazil]
Surfac S. R. Ltda. [Peru]
Sycamore Productions, Inc. [Ohio]
Tambrands Inc. [Delaware]
Tambrands Industria e Comercia Ltda. [Brazil]
Tambrands Ireland Limited [Ireland]
Tambrands Limited [U.K.]
Tambrands Ukraine Ltd. [Ukraine]
Tefa Holdings (Pty) Ltd. [South Africa]
Temple Trees Impex & Investment Private Limited [India]
The Dover Wipes Company [Ohio]
The Folger Coffee Company [Ohio]
The Folgers Coffee Company [Delaware]
The Folgers Coffee Distributing Company [Delaware]
The Gillette Company [Delaware]
The Iams Company [Ohio]
The Malabar Company [Delaware]
The Procter & Gamble Company of South Africa (Proprietary) Limited [South Africa]
The Procter & Gamble Distributing LLC [Delaware]
The Procter & Gamble GBS Company [Ohio]
The Procter & Gamble Global Finance Company [Ohio]
The Procter & Gamble International Insurance Company, Limited [Ireland]
The Procter & Gamble Manufacturing Company [Ohio]
The Procter & Gamble Paper Products Company [Ohio]
The Procter & Gamble U.S. Business Services Company [Ohio]
The Wella Corporation [Delaware]
Thomas Hedley & Co. Limited [U.K.]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

EXHIBIT (21)
THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
Subsidiaries of the Registrant
Transcosmetics Holdings Sdn. Bhd. [Malaysia]
Universal Beauty Supply Corp. [Puerto Rico]
US CD LLC [Delaware]
Valbonne S.A. [Switzerland]
Vick International Corporation [Delaware]
Vidal Sassoon (Shanghai) Academy [China]
Vidal Sassoon Co. [Ohio]
WEBA Betriebsrenten-Verwaltungsgesellschaft mbH [Germany]
Wella (Ireland) Ltd. [Ireland]
Wella (U.K.) Holdings Ltd. [Great Brita]
Wella (U.K.) Ltd. [U.K.]
Wella AB [Sweden]
Wella AG [Germany]
Wella Beteiligungen GmbH [Switzerland]
Wella Canada, Inc. [Canada]
Wella Chile S.A. [Chile]
Wella Cosmetics China Ltd. Co. [China]
Wella CZ s.r.o. [Czech Republic]
Wella Danmark A/S [Denmark]
Wella de México, S.de R.L. de C.V [Mexico]
Wella de Mexico [Mexico]
Wella France S.A.S. [France]
Wella Hellas Ltd. [Greece]
Wella Hongkong Limited [Hong Kong]
Wella India Haircosmetics Private [India]
Wella Intercosmetic GmbH [Germany]
Wella Interkosmetik GmbH [Austria]
Wella Japan Co. Ltd. [Japan]
Wella Laboratories, Inc. [Delaware]
Wella Magyarorszag Kft. [Hungary]
Wella Management GmbH [Germany]
Wella Manufacturing GmbH [Germany]
Wella Manufacturing of Virginia, Inc. [Virginia]
Wella New Zealand [New Zealand]
Wella Nordamerika Beteiligungen GmbH [Germany]
Wella Paraguay S.A. [Paraguay]
Wella Personal Care of North America, Inc. [Delaware]
Wella Philippines Inc. [Philippines]
Wella Polska Spolka z o.o. [Poland]
Wella Portugal Sociedade Unipesso [Portugal]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

EXHIBIT (21)
THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
Subsidiaries of the Registrant
Wella Salon Einrichtungen GmbH [Germany]
Wella Service GmbH [Germany]
Wella Slovensko s.r.o. [Slovak Republic]
Wella Taiwan Co. Ltd. [Taiwan]
Wella Trading (Thailand) Ltd. [Thailand]
Wella Ukraina [Ukraine]
ZAO “Petersburg Products International zao” [Russia]
Zogi SRL [Italy]
Zooth de Mexico, S. de R.L. de C.V. [Mexico]
Zooth, Inc. [Texas]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name